UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-10041

JNL Investors Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

ANNUAL REPORT
December 31, 2020
• JNL® Investors Series Trust

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2020

	Shares/Par[1]	Value ($)
JNL Government Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 78.7%
U.S. Treasury Bill 63.3%
Treasury, United States Department of
0.10%, 01/05/21 (a)	15,879	15,879
0.17%, 01/07/21 (a)	158,500	158,497
0.09%, 01/12/21 (a)	9,950	9,950
0.08%, 01/14/21 (a)	78,025	78,022
0.08%, 01/21/21 (a)	30,700	30,698
0.12%, 01/26/21 (a)	50,000	49,996
0.13%, 01/28/21 (a)	26,000	25,998
0.08%, 02/02/21 (a)	89,850	89,842
0.10%, 02/04/21 (a)	29,200	29,198
0.12%, 02/16/21 (a)	51,820	51,812
0.10%, 02/18/21 (a)	90,675	90,662
0.11%, 02/23/21 (a)	22,405	22,401
0.09%, 02/25/21 (a)	42,175	42,169
0.07%, 03/02/21 (a)	97,675	97,660
0.10%, 03/09/21 (a)	69,700	69,687
0.09%, 03/11/21 (a)	23,704	23,700
0.07%, 03/16/21 (a)	50,000	49,989
0.12%, 03/18/21 (a)	84,050	84,030
0.12%, 03/23/21 (a)	40,000	39,989
0.11%, 03/25/21 (a)	70,300	70,284
0.12%, 03/30/21 (a)	30,000	29,992
0.09%, 04/01/21 (a)	57,175	57,162
0.09%, 04/08/21 (a)	23,308	23,303
0.09%, 04/13/21 (a)	13,025	13,021
0.12%, 04/15/21 (a)	61,050	61,035
0.10%, 04/20/21 (a)	62,000	61,981
0.09%, 04/22/21 (a)	41,000	40,987
0.11%, 04/29/21 (a)	85,000	84,971
0.09%, 05/04/21 (a)	57,000	56,983
0.09%, 03/04/21 - 05/18/21 (a)	34,225	34,216
0.10%, 05/20/21 (a)	21,000	20,992
0.09%, 05/25/21 (a)	29,650	29,639
0.09%, 05/27/21 (a)	30,253	30,242
0.10%, 06/01/21 (a)	44,050	44,032
0.09%, 06/10/21 (a)	44,225	44,207
0.09%, 06/17/21 (a)	31,000	30,988
0.09%, 06/24/21 (a)	22,000	21,990
0.10%, 07/01/21 (a)	59,600	59,570
0.14%, 08/12/21 (a)	9,000	8,992
0.14%, 10/07/21 (a)	14,000	13,985
0.11%, 12/02/21 (a)	15,487	15,471
0.11%, 12/30/21 (a)	31,500	31,465
		1,945,687
U.S. Government Agency Obligations 12.5%
Council of Federal Home Loan Banks
0.12%, (SOFR + 0.05%), 01/22/21 - 05/26/21 (b) (c)	77,570	77,570
0.11%, (SOFR + 0.05%), 06/24/21 (b) (c)	35,130	35,130
0.15%, (SOFR + 0.08%), 07/23/21 (b) (c)	7,990	7,990
0.13%, (SOFR + 0.06%), 02/11/22 (b) (c)	9,975	9,975
Farm Credit Banks Consolidated Systemwide Bonds and Discount Notes
0.31%, (SOFR + 0.24%), 07/07/21 (b) (c)	42,000	42,000
0.19%, (3 Month Treasury + 0.09%), 06/03/22 (b) (c)	9,215	9,217
Federal Farm Credit Banks Funding Corporation
0.26%, (3 Month Treasury + 0.16%), 01/19/21 (b) (c)	17,000	17,000
0.22%, (1 Month USD LIBOR + 0.08%), 02/01/21 (b) (c)	34,300	34,300
0.19%, (1 Month USD LIBOR + 0.05%), 03/01/21 (b) (c)	23,500	23,500
0.17%, (SOFR + 0.10%), 05/07/21 (b) (c)	5,185	5,185
0.37%, (3 Month Treasury + 0.27%), 05/16/22 (b) (c)	8,800	8,796
0.11%, (SOFR + 0.05%), 09/08/22 (b) (c)	21,000	20,998
Federal Home Loan Bank of New York
0.13%, (SOFR + 0.06%), 05/12/22 (b) (c)	34,200	34,200
FHLBanks Office of Finance
0.10%, (3 Month USD LIBOR + -0.14%), 01/04/21 (b) (c)	1,130	1,130
0.06%, (3 Month USD LIBOR + -0.17%), 01/08/21 (b) (c)	26,675	26,675
0.05%, (3 Month USD LIBOR + -0.17%), 01/22/21 (b) (c)	31,495	31,495
		385,161
U.S. Treasury Note 2.7%
Treasury, United States Department of
0.21%, (3 Month Treasury + 0.12%), 01/31/21 (b)	67,400	67,398
0.23%, (3 Month Treasury + 0.14%), 04/30/21 (b)	14,600	14,600
		81,998
Discount Notes 0.2%
Federal Home Loan Banks Office of Finance
0.41%, 03/09/21 (a) (c)	5,164	5,160
Total Government And Agency Obligations (cost $2,418,006)		2,418,006
REPURCHASE AGREEMENTS 9.7%
Repurchase Agreements (d)		296,600
Total Repurchase Agreements (cost $296,600)		296,600
Total Investments 88.4% (cost $2,714,606)		2,714,606
Other Assets and Liabilities, Net 11.6%		356,878
Total Net Assets 100.0%		3,071,484

(a) The coupon rate represents the yield to maturity.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(c) The security is a direct debt of the agency and not collateralized by mortgages.

(d) For repurchase agreements held at December 31, 2020, see Repurchase Agreements in the Schedules of Investments.

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	Treasury, United States Department of, 1.50%, due 09/15/22	36,820	37,842	0.05	12/31/20	01/04/21	37,100	37,100	37,100
BOA	Government National Mortgage Association, 2.32-3.05%, due 07/20/70-10/20/70	29,931	32,946	0.08	12/31/20	01/04/21	32,300	32,300	32,300
DUB	Federal Home Loan Banks Office of Finance, 0.11%, due 05/04/21	3,060	3,060	0.07	12/31/20	01/04/21	3,000	3,000	3,000
GSC	Federal National Mortgage Association, Inc., 2.00-7.00%, due 11/01/38-10/01/50	40,240	42,126	0.07	12/31/20	01/04/21	41,300	41,300	41,300
HSB	Treasury, United States Department of, 1.13-3.13%, due 11/30/23-05/15/48	61,704	71,068
	Federal Home Loan Mortgage Corporation, 0.00%, due 07/15/25-07/15/32	30,030	26,037
		91,734	97,105	0.08	12/31/20	01/04/21	95,200	95,200	95,200
HSB	Treasury, United States Department of, 0.00-1.13%, due 01/05/21-05/15/40	306	306	0.06	12/31/20	01/04/21	300	300	300
JPM	Treasury, United States Department of, 0.25-6.63%, due 02/15/21-02/15/27	90	102	0.06	12/31/20	01/04/21	100	100	100

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 5.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2020

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
NSI	Treasury, United States Department of, 3.63%, due 02/15/44	72	102	0.05	12/31/20	01/04/21	100	100	100
RBC	Treasury, United States Department of, 0.13%, due 07/15/30	91	102	0.05	12/31/20	01/04/21	100	100	100
TDS	Government National Mortgage Association, 2.00-3.50%, due 07/20/49-12/20/50	84,300	88,842	0.07	12/31/20	01/04/21	87,100	87,100	87,100
									296,600

Composition as of December 31, 2020:
Government Securities	17.2%
Other Short Term Investments	82.8
Total Investments	100.0%

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 5.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2020

	Shares/Par[1]	Value ($)
JNL Securities Lending Collateral Fund
GOVERNMENT AND AGENCY OBLIGATIONS 81.5%
U.S. Treasury Bill 66.7%
Treasury, United States Department of
0.10%, 01/05/21 (a)	7,436	7,436
0.17%, 01/07/21 (a)	32,900	32,899
0.09%, 01/12/21 (a)	19,900	19,899
0.08%, 01/14/21 (a)	37,200	37,199
0.12%, 01/19/21 (a)	24,925	24,924
0.12%, 01/26/21 (a)	5,000	5,000
0.13%, 01/28/21 (a)	31,575	31,573
0.08%, 02/02/21 (a)	51,050	51,046
0.10%, 02/04/21 (a)	35,850	35,847
0.12%, 02/16/21 (a)	21,358	21,354
0.10%, 02/18/21 (a)	38,250	38,245
0.11%, 02/23/21 (a)	10,505	10,503
0.09%, 02/25/21 (a)	24,475	24,471
0.07%, 03/02/21 (a)	40,000	39,994
0.09%, 03/04/21 - 05/18/21 (a)	43,875	43,866
0.10%, 03/09/21 (a)	18,325	18,322
0.09%, 03/11/21 (a)	21,039	21,035
0.07%, 03/16/21 (a)	13,000	12,997
0.12%, 03/18/21 (a)	15,000	14,997
0.11%, 03/25/21 (a)	27,150	27,144
0.09%, 04/01/21 (a)	27,625	27,619
0.09%, 04/13/21 (a)	5,775	5,773
0.12%, 04/15/21 (a)	18,800	18,795
0.09%, 04/22/21 (a)	24,875	24,868
0.11%, 04/29/21 (a)	27,792	27,782
0.09%, 05/04/21 (a)	26,600	26,592
0.11%, 05/06/21 - 12/02/21 (a)	28,894	28,879
0.10%, 05/20/21 (a)	6,225	6,223
0.09%, 05/25/21 (a)	13,550	13,545
0.09%, 05/27/21 (a)	14,088	14,083
0.10%, 06/01/21 (a)	20,925	20,917
0.09%, 06/17/21 (a)	13,000	12,995
0.09%, 06/24/21 (a)	40,875	40,857
0.10%, 07/01/21 (a)	8,625	8,621
0.14%, 10/07/21 (a)	7,000	6,992
0.11%, 12/30/21 (a)	14,000	13,984
		817,276
U.S. Government Agency Obligations 13.1%
Council of Federal Home Loan Banks
0.12%, (SOFR + 0.05%), 01/28/21 - 05/26/21 (b) (c)	9,460	9,460
0.11%, (SOFR + 0.05%), 06/24/21 (b) (c)	5,020	5,020
0.13%, (SOFR + 0.06%), 02/11/22 (b) (c)	5,125	5,125
Farm Credit Banks Consolidated Systemwide Bonds and Discount Notes
0.31%, (SOFR + 0.24%), 07/07/21 (b) (c)	46,000	46,000
0.19%, (3 Month Treasury + 0.09%), 06/03/22 (b) (c)	4,695	4,696
Federal Farm Credit Banks Funding Corporation
0.26%, (3 Month Treasury + 0.16%), 01/19/21 (b) (c)	7,250	7,250
0.22%, (1 Month USD LIBOR + 0.08%), 02/01/21 (b) (c)	13,000	13,000
0.19%, (1 Month USD LIBOR + 0.05%), 03/01/21 (b) (c)	8,000	8,000
0.17%, (SOFR + 0.10%), 05/07/21 (b) (c)	3,335	3,335
0.37%, (3 Month Treasury + 0.27%), 05/16/22 (b) (c)	6,050	6,047
0.11%, (SOFR + 0.05%), 09/08/22 (b) (c)	10,250	10,249
Federal Home Loan Bank of New York
0.13%, (SOFR + 0.06%), 05/12/22 (b) (c)	14,400	14,400
FHLBanks Office of Finance
0.10%, (3 Month USD LIBOR + -0.14%), 01/04/21 (b) (c)	7,930	7,930
0.06%, (3 Month USD LIBOR + -0.17%), 01/08/21 (b) (c)	8,850	8,850
0.05%, (3 Month USD LIBOR + -0.17%), 01/22/21 (b) (c)	8,170	8,170
0.12%, (3 Month USD LIBOR + -0.10%), 09/13/21 (b) (c)	2,675	2,674
		160,206
U.S. Treasury Note 1.7%
Treasury, United States Department of
0.21%, (3 Month Treasury + 0.12%), 01/31/21 (b)	12,475	12,475
0.40%, (3 Month Treasury + 0.30%), 10/31/21 (b)	8,645	8,657
		21,132
Total Government And Agency Obligations (cost $998,614)		998,614
REPURCHASE AGREEMENTS 1.0%
Repurchase Agreements (d)		12,300
Total Repurchase Agreements (cost $12,300)		12,300
Total Investments 82.5% (cost $1,010,914)		1,010,914
Other Assets and Liabilities, Net 17.5%		214,208
Total Net Assets 100.0%		1,225,122

(a) The coupon rate represents the yield to maturity.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(c) The security is a direct debt of the agency and not collateralized by mortgages.

(d) For repurchase agreements held at December 31, 2020, see Repurchase Agreements in the Schedules of Investments.

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	Treasury, United States Department of, 1.50%, due 09/15/22	496	510	0.05	12/31/20	01/04/21	500	500	500
BOA	Government National Mortgage Association, 2.98%, due 09/20/70	93	102	0.08	12/31/20	01/04/21	100	100	100
GSC	Government National Mortgage Association, 3.50%, due 05/20/49	96	102	0.07	12/31/20	01/04/21	100	100	100
HSB	Federal Home Loan Mortgage Corporation, 0.00%, due 07/15/23-07/15/32	103	102
	Treasury, United States Department of, 0.00-1.13%, due 04/20/21-05/15/40	6,339	6,324
		6,442	6,426	0.08	12/31/20	01/04/21	6,300	6,300	6,300
NSI	Treasury, United States Department of, 0.63%, due 02/15/43	4,178	5,202	0.05	12/31/20	01/04/21	5,100	5,100	5,100
TDS	Federal National Mortgage Association, Inc., 2.50%, due 08/01/26	98	102	0.07	12/31/20	01/04/21	100	100	100
WFI	Federal National Mortgage Association, Inc., 2.50%, due 12/01/50	96	102	0.07	12/31/20	01/04/21	100	100	100
									12,300

Composition as of December 31, 2020:
Government Securities	17.9%

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 5.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2020

Other Short Term Investments	82.1
Total Investments	100.0%

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 5.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2020

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in unrounded number of contracts.

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rates
U.S. - United States

Counterparty Abbreviations:

BCL - Barclays Capital Inc.
BOA - Bank of America NA
DUB - Deutsche Bank AG.
GSC - Goldman Sachs & Co.
HSB - HSBC Securities Inc.
JPM - J.P. Morgan Securities Inc.
NSI - Nomura Securities International Inc.
RBC – Royal Bank of Canada
TDS - TD Securities Inc.
WFI - Wells Fargo Securities Inc.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2020

	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund
Assets
Investments - unaffiliated, at value	$2,418,006	$998,614
Repurchase agreements, at value	296,600	12,300
Cash	407,834	214,269
Receivable from:
Dividends and interest	154	83
Adviser	228	—
Total assets	3,122,822	1,225,266
Liabilities
Payable for:
Investment securities purchased	50,670	—
Advisory fees	468	45
Dividends	50	84
Board of trustee fees	147	14
Other expenses	3	1
Total liabilities	51,338	144
Net assets	$3,071,484	$1,225,122
Net assets consist of:
Paid-in capital	$3,071,464	$1,225,053
Total distributable earnings (loss)	20	69
Net assets	$3,071,484	$1,225,122
Net assets - Institutional Class	$3,071,484	$1,225,122
Shares outstanding - Institutional Class	3,071,465	1,225,050
Net asset value per share - Institutional Class	$1.00	$1.00
Investments - unaffiliated, at cost	$2,418,006	$998,614
Repurchase agreements, at cost	296,600	12,300

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2020

	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund
Investment income
Interest	$13,256	$6,021
Total investment income	13,256	6,021

Expenses
Advisory fees	5,161	580
Legal fees	16	8
Board of trustee fees	34	14
Chief compliance officer fees	3	2
Other expenses	16	17
Total expenses	5,230	621
Expense waiver	(759)	—
Net expenses	4,471	621
Net investment income (loss)	8,785	5,400

Realized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	145	189
Net realized gain (loss)	145	189
Change in net assets from operations	$8,930	$5,589

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2020

	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund
Operations
Net investment income (loss)	$8,785	$5,400
Net realized gain (loss)	145	189
Change in net assets from operations	8,930	5,589
Distributions to shareholders
From distributable earnings
Institutional Class	(8,784)	(5,522)
Total distributions to shareholders	(8,784)	(5,522)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	42,232,292	28,699,610
Cost of shares redeemed
Institutional Class	(41,853,823)	(28,819,776)
Change in net assets from
share transactions	378,469	(120,166)
Change in net assets	378,615	(120,099)
Net assets beginning of year	2,692,869	1,345,221
Net assets end of year	$3,071,484	$1,225,122

[1]Share transactions
Shares sold
Institutional Class	42,232,292	28,699,610
Shares redeemed
Institutional Class	(41,853,823)	(28,819,776)
Change in shares
Institutional Class	378,469	(120,166)
Purchases and sales of long term
investments
Purchase of securities	$163,529	$120,554
Purchase of U.S. government securities	327,032	133,989
Total purchases	$490,561	$254,543
Proceeds from sales of securities	$246,370	$124,100
Proceeds from sales of U.S. government
securities	1,147,596	504,022
Total proceeds from sales	$1,393,966	$628,122

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2019

	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund
Operations
Net investment income (loss)	$60,358	$30,422
Net realized gain (loss)	(8)	1
Change in net assets from operations	60,350	30,423
Distributions to shareholders
From distributable earnings
Institutional Class	(60,358)	(30,421)
Total distributions to shareholders	(60,358)	(30,421)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	35,305,751	26,876,740
Cost of shares redeemed
Institutional Class	(35,183,347)	(27,737,884)
Change in net assets from
share transactions	122,404	(861,144)
Change in net assets	122,396	(861,142)
Net assets beginning of year	2,570,473	2,206,363
Net assets end of year	$2,692,869	$1,345,221

[1]Share transactions
Shares sold
Institutional Class	35,305,751	26,876,740
Shares redeemed
Institutional Class	(35,183,347)	(27,737,884)
Change in shares
Institutional Class	122,404	(861,144)

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). Net investment income(loss) is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.

Portfolio Turnover. Portfolio turnover is not annualized for periods of less than one year.

Ratios. Ratios are annualized for periods less than one year.

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL Government Money Market Fund
Institutional Class
12/31/20		1.00	0.00	0.00	0.00	(0.00)	(a)	—	1.00	0.34	3,071,484	N/A	0.16		0.19	0.31
12/31/19		1.00	0.02	0.00	0.02	(0.02)		—	1.00	2.08	2,692,869	N/A	0.19		0.19	2.05
12/31/18		1.00	0.02	0.00	0.02	(0.02)		—	1.00	1.71	2,570,473	N/A	0.19		0.19	1.69
12/31/17		1.00	0.01	0.00	0.01	(0.01)		—	1.00	0.73	3,621,944	N/A	0.19		0.19	0.73
12/31/16		1.00	—	—	—	(0.00)	(a)	—	1.00	0.25	3,484,674	N/A	0.19	(b)	0.19	0.25

JNL Securities Lending Collateral Fund
Institutional Class
12/31/20		1.00	0.00	0.00	0.00	(0.00)	(a)	—	1.00	0.43	1,225,122	N/A	0.04		0.04	0.37
12/31/19		1.00	0.02	0.00	0.02	(0.02)		—	1.00	2.21	1,345,221	N/A	0.04		0.04	2.19
12/31/18	(c)	1.00	0.01	0.00	0.01	(0.01)		—	1.00	0.82	2,206,363	N/A	0.04		0.04	2.12

(a)	Amount represents less than $0.005.
(b)	Includes payments for recovery of contractual expense waivers.
(c)	The Fund commenced operations on August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2020

NOTE 1. ORGANIZATION

JNL Investors Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated July 28, 2000, as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2020 consisted of two (2) separate series, JNL Government Money Market Fund and JNL Securities Lending Collateral Fund (each a “Fund”, and collectively, “Funds”), which are each diversified investment companies as defined in the 1940 Act. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc owns a majority interest in Jackson Financial Inc. and is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Effective July 17, 2020, Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc.

Wellington Management Company LLP serves as Sub-Adviser for JNL Government Money Market Fund and JNL Securities Lending Collateral Fund.

JNL Government Money Market Fund and JNL Securities Lending Collateral Fund presently offer an Institutional Class of shares. Institutional Class shares are not sold to retail investors but are available for investment by affiliated parties. Affiliated parties or Jackson owned 100% of the outstanding capital shares of JNL Government Money Market Fund and JNL Securities Lending Collateral Fund at December 31, 2020.

Fund Changes. On December 3, 2020, the Board approved the dissolution of the JNL/PPM America Low Duration Bond Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed material, the Board is notified of the fair valuation.

The net asset value ("NAV") of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs. All securities in the JNL Government Money Market Fund and JNL Securities Lending Collateral Fund, as permitted by compliance with applicable provisions of Rule 2a-7 under the 1940 Act, are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or an evaluated price, as applicable, obtained from each Fund's Sub-Adviser, a broker/dealer, a widely used quotation system or other approved third-party sources.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The JNL Government Money Market Fund and JNL Securities Lending Collateral Fund declare dividends from net investment income daily and pay dividends monthly. Distributions of net realized capital gains, if any, are distributed by JNL Government Money Market Fund and JNL Securities Lending Collateral Fund at least annually, to the extent they exceed available capital loss carryforwards.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2020

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including effective-yield amortization of discounts and premiums on debt securities, is accrued daily.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU modify the disclosure requirements on fair value measurements. Among the requirements, entities will be required to make additional disclosures about significant unobservable inputs in developing Level 3 fair value measurements and are permitted to remove disclosure of the amount and reason for transfers between Level 1 and Level 2. This ASU was effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds have fully adopted the amendments and the Topic 820 disclosures have been modified to conform to the amendments.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The new guidance provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference the London Interbank Offered Rate (LIBOR) or another reference rate expected to be discontinued due to reference rate reform. The amendments in this update are elective and may be applied through December 31, 2022. Management is currently evaluating the potential impacts of reference rate reform and the adoption of this ASU on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, broker quotes in active markets, securities subject to corporate actions or securities valued at amortized cost.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2020 by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Government Money Market Fund
Assets - Securities
Government And Agency Obligations	—	2,418,006	—	2,418,006
Repurchase Agreements	—	296,600	—	296,600
	—	2,714,606	—	2,714,606

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2020

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Securities Lending Collateral Fund
Assets - Securities
Government And Agency Obligations	—	998,614	—	998,614
Repurchase Agreements	—	12,300	—	12,300
	—	1,010,914	—	1,010,914

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. There were no significant transfers into or out of Level 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2020.

NOTE 4. SECURITIES INVESTMENTS AND INVESTMENT RISKS

U.S. Government Agencies or Government Sponsored Enterprises. The Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Concentration Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2020

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

LIBOR Replacement Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the benchmark rate for floating securities is LIBOR. In addition to other interbank offered rates, the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. The UK Financial Conduct Authority has announced that LIBOR rates will no longer be published after the end of 2021. On November 30, 2020, Intercontinental Exchange, the administrator of LIBOR, announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still ending by December 31, 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. However, questions around the rate transition’s effect on the liquidity of securities and how to appropriately adjust these rates at the time of transition remain undetermined for the Funds. The effects of discontinuation of LIBOR on the Funds will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled, or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds' Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of a Fund.

Epidemic Risk. COVID-19, the novel respiratory disease also known as “coronavirus,” which was first detected in China in December 2019, has now been declared a pandemic by the World Health Organization. The coronavirus has resulted in closing borders, enhanced health screenings, healthcare service shortages, quarantines, cancellations, disruptions to supply chains and vendor and customer activity, as well as general concern and uncertainty. The impact of infectious diseases across the world, but especially in developing or emerging market countries, may be more pronounced where less established health care systems exist or where health care systems are unprepared to handle the outbreak of a disease like the coronavirus. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, which could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments and the Funds. Any of these occurrences could disrupt the operations of the Funds and of the Funds' service providers.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2020

standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds' Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement.

NOTE 6. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Adviser as compensation for its services. JNL Government Money Market Fund is obligated to pay JNAM an annual rate of 0.20% for net assets up to $750 million, 0.18% for net assets between $750 million and $3 billion, 0.16% for net assets between $3 billion and $5 billion and 0.14% for net assets over $5 billion. JNL Securities Lending Collateral Fund is obligated to pay JNAM an annual rate of 0.04% for net assets up to $3 billion, 0.035% for net assets between $3 billion and $5 billion and 0.03% for net assets over $5 billion.

Administrative Fee. JNAM also serves as the Administrator to the Funds. JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Government Money Market Fund and JNL Securities Lending Collateral Fund at no additional cost. In accordance with the administration agreement, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees (“Independent Trustees”) and independent legal counsel to the Independent Trustees and a portion of the costs associated with the Chief Compliance Officer.

Fee Waiver and Expense Reimbursements. Effective March 16, 2020, pursuant to a contractual expense limitation agreement, JNAM agreed to waive fees and reimburse expenses of the JNL Government Money Market Fund to the extent necessary to limit operating expenses, interest, taxes and dividend and extraordinary expenses of the Fund, to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s investment income for the year. In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years from the end of the fiscal year in which such waiver or reimbursement took place. During the year ended December 31, 2020, JNAM did not recover any previously reimbursed expenses.  At December 31, 2020, the amount of potentially recoverable expenses (in thousands) was $759.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of trustees fees set forth in the Statements of Operations.

NOTE 7. INCOME TAX MATTERS

Each Fund is treated as a separate tax payer for federal income tax purposes. Each of these Funds intends to continue to qualify as a regulated investment company ("RIC") and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. These Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2020

and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information for the Funds treated as RICs is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, paydown reclassifications, non-deductible offering costs and distribution adjustments. These reclassifications have no impact on net assets.

As of December 31, 2020, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL Government Money Market Fund	2,714,606	7	(7)	—
JNL Securities Lending Collateral Fund	1,010,914	2	(2)	—

As of December 31, 2020, the components of distributable taxable earnings (in thousands) for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL Government Money Market Fund	208	10	(198)	—
JNL Securities Lending Collateral Fund	167	—	(98)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid by the Funds (in thousands) during the Funds' fiscal year ended December 31, 2020 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL Government Money Market Fund	12,464	—	—
JNL Securities Lending Collateral Fund	7,236	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2020.

The tax character of distributions paid by the Funds (in thousands) during the Funds’ fiscal year ended December 31, 2019 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
JNL Government Money Market Fund	61,566	—	—
JNL Securities Lending Collateral Fund	32,753	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2017, 2018, 2019 and 2020 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2020.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
JNL Investors Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within JNL Investors Series Trust, including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights, for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
February 24, 2021

Appendix

List of Funds

JNL Government Money Market Fund
JNL Securities Lending Collateral Fund

JNL Investors Series Trust

Additional Disclosures (Unaudited)

December 31, 2020

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/20($)	Ending Account Value 12/31/20($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/20($)	Ending Account Value 12/31/20($)	Expenses Paid During Period($)†
JNL Government Money Market Fund
Institutional Class	0.13	1,000.00	1,000.10	0.65	1,000.00	1,024.48	0.66
JNL Securities Lending Collateral Fund
Institutional Class	0.04	1,000.00	1,000.60	0.20	1,000.00	1,024.94	0.20

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/366 (to reflect the most recent 6-month period).

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available without charge (1) by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com; and (3) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (54) [1] 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	141

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 8/2014 to 12/2020, and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric O. Anyah (53) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	141
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Michael J. Bouchard (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (8/2000 to present)	141
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (65) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	141
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)
Other Directorships Held by Trustee During Past 5 Years: Director, Paylocity Holding Corporation (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Crowley, Jr. (75) 1 Corporate Way Lansing, MI 48951	Chair of the Board (1/2014 to 12/2019) Trustee [2] (1/2007 to present)	141
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Michelle Engler (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (8/2000 to present)	141
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John W. Gillespie (67) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	141

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (69) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	141
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present), Board Chair (2/2016 to present), and Audit Committee Chair (2/2012 to 2/2016), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present), Governance Committee Chair (2004 to 7/2019), and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017) and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.

Mark S. Wehrle (63) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	141
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to 12/2019) Retired Certified Public Accountant (1/2011 – present)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to 12/2020); Trustee, Curian Series Trust (7/2013 to 2/2016)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Edward C. Wood (64) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Trustee 2 (12/2013 to present)	141
Principal Occupation(s) During Past 5 Years: None
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	141

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, National Trust for Historic Preservation (3/2019 to 8/2020); Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (11/2007 to 8/2018)

Other Directorships Held by Trustee During Past 5 Years: None
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

3  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (37) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 3/2016 to 12/2020, 5/2012 to 12/2020, and 3/2016 to 7/2018); Assistant Secretary (1/2021 to present), Vice President (11/2017 to present), and Secretary (11/2017 to 2/2021) of an investment company advised by PPM America, Inc.; Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Garett J. Childs (41) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to present); Vice President of other investment companies advised by JNAM (2/2019 to present and 2/2019 to 12/2020); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Kelly L. Crosser (48) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to present); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present, 9/2007 to 12/2020, 10/2011 to 12/2020, and 8/2012 to 7/2018); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Richard J. Gorman (55) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present and 8/2018 to 12/2020), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (46) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President of other investment companies advised by JNAM (11/2012 to present, 11/2012 to 12/2020, 5/2014 to 12/2020, and 11/2012 to 7/2018)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Daniel W. Koors (50) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to 6/2020)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 1/2018 to 12/2020, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, 10/2011 to 12/2020, and 9/2016 to 7/2018); Principal Financial Officer (11/2017 to 01/2021), Treasurer (11/2017 to 01/2021), and Vice President (11/2017 to present) of an investment company advised by PPM America, Inc.; Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Kristen K. Leeman (45) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (6/2012 to present, 6/2012 to 12/2020, 1/2018 to 12/2020, and 8/2012 to 7/2018)

Adam C. Lueck (38) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Attorney of JNAM (2/2018 to present); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 3/2018 to 12/2020, 12/2015 to 12/2020, and 1/2018 to 7/2018); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016)

Mia K. Nelson (38) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director, Tax of JNAM (3/2015 to 3/2017); Assistant Vice President of other investment companies advised by JNAM (8/2017 to present, 8/2017 to 12/2020, 9/2017 to 12/2020, and 8/2017 to 7/2018)

Joseph B. O’Boyle (58) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present, 1/2018 to 12/2020, and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Susan S. Rhee (49) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (2/2004 to present, 2/2004 to 12/2020, 10/2011 to 12/2020, and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

Andrew Tedeschi (55) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (6/2020 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, JNAM (1/2019 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (6/2020 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (1/2021 to present); Controller, Fund Administration, Harris Associates L.P. (12/2007 to 12/2018); and Vice President (2/2008 to 12/2018), Treasurer (10/2018 to 12/2018), and Assistant Treasurer (2/2008 to 10/2018) of the Oakmark Funds

Trustees and Officers of JNL Investors Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2020:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah	$7,428	$0	$0	$355,000[3]
Michael Bouchard	$7,072	$0	$0	$338,000
Ellen Carnahan	$7,428	$0	$0	$355,000[4]
William J. Crowley, Jr.	$7,072	$0	$0	$338,000[5]
Michelle Engler	$7,072	$0	$0	$338,000
John Gillespie	$7,428	$0	$0	$355,000[6]
William R. Rybak	$7,072	$0	$0	$338,000
Mark S. Wehrle	$7,637	$0	$0	$365,000[7]
Edward Wood[2]	$8,871	$0	$0	$424,000[8]
Patricia Woodworth	$7,532	$0	$0	$360,000

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust and JNL Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,566,000.

2  Mr. Wood is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3 Amount includes $177,500 deferred by Mr. Anyah.

4  Amount includes $177,500 deferred by Ms. Carnahan.

5  Amount includes $132,500 deferred by Mr. Crowley.

6  Amount includes $177,500 deferred by Mr. Gillespie.

7  Amount includes $73,000 deferred by Mr. Wehrle.

8 Amount includes $212,000 deferred by Mr. Wood.

The Statement of Additional Information includes additional information about the Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Investors Series Trust, 225 W. Wacker Drive, Chicago, IL 60606, or by visiting www.jackson.com.

JNL INVESTORS SERIES TRUST

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines annually whether to approve the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and sub-advisory agreements (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Adviser(s)”).

At meetings held on June 2-4, 2020* and August 25-27, 2020*, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2021.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including, but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the gross performance of each Fund, including, where applicable, how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). The Board further considered that comparison to peer groups provides a helpful way to measure the Funds’ performance, but noted that peer group universes are constantly evolving, and, as such, the universes of comparable funds in the Funds’ peer groups may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2019 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL Government Money Market Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods, though it underperformed its peer group over those periods. The Board further considered, however, that the Fund had strong, more recent performance. In that regard, the Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods and outperformed its benchmark for the five-year period as of March 31, 2020. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Securities Lending Collateral Fund. The Board considered that the Fund outperformed its benchmark for the one-year period. The Board noted, however, that the Fund had commenced operations only in August 2018 and had just one calendar year of performance data as of December 31, 2019. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and, as such, the universe of comparable funds in the Funds’ peer group may change from time to time. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee is paid by JNAM (not the Fund) and, therefore, is neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Government Money Market Fund. The Board considered that the Fund’s advisory fee, sub-advisory fee and total expense ratio are below the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders.

 JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund’s sub-advisory fee and total expense ratio are lower than the respective peer group averages, though the Fund’s advisory fee is higher than its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Securities Lending Collateral Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase. Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders. The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s-length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints. The Board concluded that the sub-advisory fee schedules in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser. The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that a Sub-Adviser may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund that each Sub-Adviser manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers may participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for their activities, in addition to payments for marketing and conferences. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s).

* The meetings were held via videoconference in reliance on exemptive orders issued by the Securities and Exchange Commission on March 13, March 25 and June 19, 2020. See Release No. IC-33817 (March 13, 2020); Release No. IC-33824 (March 25, 2020); and Release No. IC-33897 (June 19, 2020).

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS AND NEW DISTRIBUTION AGREEMENT IN CONNECTION WITH THE CHANGE OF CONTROL OF JACKSON NATIONAL ASSET MANAGEMENT, LLC FOR JNL SERIES TRUST AND JNL INVESTORS SERIES TRUST (EACH A "TRUST" AND, COLLECTIVELY THE "TRUSTS")

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), provides that, when each fund that is a series of the Trusts (each, a “Fund” and, collectively, the “Funds”), enter into new investment advisory agreements ("Advisory Agreements") with Jackson National Asset Management, LLC ("JNAM" or the “Adviser”), new investment sub-advisory agreements between JNAM and each Fund’s sub-adviser, new investment sub-sub-advisory agreements between each Fund’s sub-adviser and sub-sub-adviser, as applicable, (together, the “Sub-Advisory Agreements”) and new distribution agreements (“Distribution Agreement”) with Jackson National Life Distributors LLC (“JNLD” or the “Distributor”), the Board of Trustees (the "Board") of the Trusts, including a majority of the Board members who have no direct or indirect interest in the Advisory Agreement, Sub-Advisory Agreements or Distribution Agreement, and who are not "interested persons" of the Trusts , as such term is defined under the 1940 Act (the "Independent Trustees"), must approve the new arrangements. Discussed below are certain factors that the Board considered at meetings held on October 20-21, 2020 and December 1-3, 2020 in determining whether to approve new advisory agreements, new sub-advisory agreements, new sub-sub-advisory agreements and new distribution agreements for the Funds in connection with the Separation Plan, as defined and discussed below.

The Board noted that Prudential plc has announced its intention to pursue a full separation of Jackson National Insurance Company (“Jackson National”), an indirect subsidiary of Prudential plc and a parent company of JNAM and JNLD (such divestment, the “Separation Plan”). JNAM is investment adviser for each Fund. Prudential plc has announced its intention to divest Jackson National over time through an initial public offering of Jackson Financial Inc. (“JFI”), the indirect parent company of Jackson National, common stock (the “IPO”), followed by full divestment over two and a half years. Divestment options remain open, and Prudential plc’s divestment of Jackson National may take place by means of a full demerger or partial demerger or spinoff of the common stock of JFI held by Prudential plc (the “Demerger”) to Prudential plc’s existing shareholders which would result in the divestment of JFI immediately or over time, as the case may be.

The Board recognized that the Separation Plan contemplates an IPO or Demerger and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory agreements, sub-advisory agreements, sub-sub-advisory agreements and distribution agreements for the Funds would terminate and trigger the necessity for new agreements, which would require the approval of the Board and the shareholders of each Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out.

The Board considered the potential effects of the Separation Plan on the Funds, the Adviser and its affiliates, including the Distributor, including the Adviser's and Distributor’s expected ability prior to, during and after the separation to perform the same level of service to the Funds as they currently provide. In this regard, the Board noted that the Adviser and its affiliates do not currently anticipate that the Separation Plan would have a material adverse impact on the Adviser and its affiliates, the Funds or their operations and administration.

Each of the Funds is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory or sub-sub-advisory agreement, and any distribution agreement must terminate automatically upon its "assignment." As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a "Change of Control Event." It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates an IPO or Demerger which are expected to result ultimately in a direct or indirect Change of Control Event for the Adviser and for the Distributor, which in turn would result in the automatic termination of the current advisory agreements, current sub-advisory agreements, current sub-sub-advisory agreements, and current distribution agreements (together, the "Current Agreements"). The decisions by the Board, including a majority of the Independent Trustees, to approve the proposed advisory agreements, proposed sub-advisory agreements, proposed sub-sub-advisory agreements, and proposed distribution agreements for the Funds (together, the "Proposed Agreements") were based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser, each Fund’s sub-adviser and sub-sub-adviser, as applicable, (each, a “Sub-Adviser”) and Distributor to continue providing investment advisory, sub-advisory, sub-sub-advisory and distribution services to the Funds, as applicable and without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO or the Demerger may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of the Proposed Agreements and any future agreements that may become effective upon certain Change of Control Events following the IPO (but not the Demerger) will permit the Funds to benefit from the continuation of services by the Adviser, the Sub-Advisers and the Distributor throughout the Separation Plan without the need for multiple shareholder meetings. The Board observed, based on the advice of counsel to Jackson National, that the staff of the U.S. Securities and Exchange Commission should not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other things, the quality, extent and nature of the services currently being provided by the Adviser, the Sub-Advisers and the Distributor under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board's annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on August 25-27, 2020.1

The Independent Trustees were advised by independent legal counsel in connection with their review of the Current Agreements and approval of the Proposed Agreements. Based on its review of the Current Agreements, the Board concluded, in light of all factors it deemed relevant, that the approval of the Current Agreements was in the best interests of the Funds and their shareholders and that the fee rates set forth in the Current Agreements were fair. Among other factors, the Board considered: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM, each Sub-Adviser and JNLD through their relationship with the Trusts.

In connection with its approval of the Proposed Agreements, on October 20-21, 2020 and on December 1-3, 2020, the Board considered its conclusions in connection with its August 25-27, 2020 approvals of those Current Agreements that were in effect on that date, including the Board's general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also on December 1-3, 2020, the Board considered a representation made to it on that date by the Adviser, each Sub-Adviser and Distributor that, other than certain updates provided for the Board’s consideration, there were no additional developments not already disclosed to the Board since August 25-27, 2020 that it deemed material and significant to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser, Distributor and their affiliates that render other services to the Funds. When making its decision on December 1-3, 2020, the Board took into account that it had posed ongoing inquiries to, and received regular updates from, the Adviser and from Jackson National relating to the Separation Plan, including at a Board meeting on October 20-21, 2020.

The Independent Trustees’ due diligence process included an extensive review and analysis of additional information regarding the anticipated Separation Plan and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of Jackson National and its affiliates, including JNAM and JNLD, throughout implementation of the Separation Plan and thereafter. In this connection, the Trustees considered that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Funds, including investment advisory, distribution, administrative and support services, and that it would be in the Funds' best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered Jackson National’s, JNAM’s and JNLD’s anticipated future plans related to capitalization, operational matters, the retention of staffing and related compensation structures, as well as the importance of the investment management operations within the Jackson National business structure going forward.

Among other steps in its due diligence process, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the Board's legal duties from independent legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Independent Trustees, with assistance from independent legal counsel, prepared written inquiries to Jackson National, the Adviser, the Distributor and their affiliates regarding the IPO, Separation Plan, and the potential impact of the IPO and the Separation Plan on the Funds, if any, and on the business and operations of Jackson National and its affiliated entities, including JNAM and JNLD.

3. The Board received written responses from Jackson National, the Adviser, the Distributor and their affiliates pursuant to inquiries made on the Board's behalf. The Board had the opportunity to review these and other materials, ask questions and request further information in connection with its consideration of the Proposed Agreements.

4. The Board requested and participated in meetings involving presentations from the President and Chief Executive Officer of Jackson National, as well as from senior management of the Adviser. The Board also requested and had such meetings with the Trust’s Chief Compliance Officer and Vice President of Finance and Risk who, as a matter of course, report directly to the Board.

5. The Board received and reviewed the preliminary registration statement of JFI relating to the IPO (“Registration Statement”). In this connection, the Board considered, among other matters: the anticipated arrangements between Prudential plc and JFI over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised; and other information provided by the Adviser and its affiliates.

6. At meetings held on October 20-21, 2020 and December 1-3, 2020,2 the Board, among other actions, evaluated the responsive due diligence information provided to date by Jackson National, the Adviser, the Distributor and their affiliates, and considered input from independent legal counsel to the Independent Trustees of the Trust, counsel to Jackson National, and others regarding the Registration Statement and Separation Plan.

7. Among the information provided by Jackson National to the Board in response to the written inquiries prepared on behalf of the Independent Trustees were assurances that Jackson National and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services provided by the Adviser and the Distributor include, but are not limited to, portfolio management services, administrative services, and distribution services. In this regard, the Board considered representations by the Adviser and the Distributor that their separation from Prudential plc as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the Jackson National’s assertion that the Adviser and the Distributor are core businesses to Jackson National and are critical to Jackson National’s future business plans, and note that this could provide a strong incentive to Jackson National to provide appropriate resource allocations to support those businesses.

8. The Board considered representations by the Adviser and the Distributor that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment advisory, sub-advisory, sub-sub-advisory and distribution services from the Adviser, each Sub-Adviser and Distributor, respectively, following the Change of Control Events contemplated by the Separation Plan.

9. The Board considered representations by the Adviser and Distributor, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantively identical to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

10. The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s and Distributor’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their Adviser, Sub-Adviser and Distributor currently operate, including contractual provisions relating to fees and expenses.

11. The Board considered representations by the Adviser, the Distributor and their affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Distributor can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

12. The Board received assurances from Jackson National that it is committed to maintaining appropriate levels of overall staffing and ongoing resources and service quality for JNAM and JNLD and that Jackson National will not take any action during implementation of the Separation Plan to materially reduce the levels of these resources prior to reviewing the anticipated action with the Board. In addition, the Board noted that Jackson National will have an incentive to allocate appropriate resources to support these businesses in light of the importance of the asset management operations to the overall success of Jackson National.

13. The Board considered that Jackson National has agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

14. The Board considered the advice provided by independent legal counsel to the Funds and the Independent Trustees, and provided by the Adviser with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board's role and responsibilities with respect to Prudential plc's divestment of Jackson National.

15. The Board considered certain potential benefits to shareholders of the Funds of the transactions contemplated by the Separation Plan.

16. The Board considered the potential benefits to be realized by the Adviser, the Distributor and their affiliates, and each Sub-Adviser as a result of the Proposed Agreements.

17. The Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon written notice.

Based on the foregoing and other relevant considerations, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and, as applicable, to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members may have placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

1 The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission SEC Release No. IC-33897 (June 19, 2020).

2 The meetings were held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission SEC Release No. IC-33897 (June 19, 2020).

JNL® Investors Series Trust

JNAM Liquidity Narrative for Shareholders

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Jackson National Asset Management, LLC. The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program. In administering the Program, the LRMC consults with each Fund’s sub-adviser, if applicable, when such consultation is deemed necessary or appropriate by the LRMC.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Supplement Dated August 21, 2020

To The Prospectus Dated April 27, 2020

JNL® Investors Series Trust

All changes are effective July 17, 2020.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for all funds please delete “Foreign regulatory risk” in the entirety and replace with following:

• Foreign regulatory risk – The Adviser is a subsidiary of Jackson. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

This Supplement is dated August 21, 2020.

Supplement Dated October 30, 2020

To The Prospectus Dated April 27, 2020

JNL® Investors Series Trust

All changes are effective immediately.

In the section entitled, “Management of the Trust,” under “Distributor,” please delete the second bullet in the entirety.

This Supplement is dated October 30, 2020.

Supplement Dated December 3, 2020

To The Prospectus Dated April 27, 2020

JNL® Investors Series Trust

All changes are effective immediately.

Dissolution of JNL/PPM America Low Duration Bond Fund

At its meeting on December 1-3, 2020, the Board approved the dissolution of the JNL/PPM America Low Duration Bond Fund (“Fund”), a series of JNL Investors Series Trust (the “Trust”), effective December 3, 2020.

The Board approved the dissolution of the Fund pursuant to the Trust’s Amended and Restated Declaration of Trust which provides that the Board may approve the dissolution of a fund when such fund has no shares outstanding.

This Supplement is dated December 3, 2020.

JNL Investors Series Trust One Corporate Way Lansing, MI 48951

CMV8381 01/21

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Mark Wehrle as an Audit Committee financial expert serving on its Audit Committee. Mark Wehrle is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2019 and December 31, 2020. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2019	$44,778	$2,500	$0	$0
2020	$27,559	$0	$0	$0

The above Audit-Related Fees for 2020 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2019	$0	$0	$0
2020	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2019, was $39,286. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2020 was $94,000.

(h) For the fiscal years ended December 31, 2019 and December 31, 2020, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud Principal Executive Officer

Date:	March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud Principal Executive Officer

Date:	March 4, 2021

By:	/s/ Andrew Tedeschi
Andrew Tedeschi Principal Financial Officer

Date:	March 4, 2021

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.